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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 MARCH 22, 1996

                      SUNSHINE MINING AND REFINING COMPANY




   STATE OF DELAWARE              1-10012                        75-2231378
(STATE OF ORGANIZATION)      (COMMISSION FILE NO.)             (IRS EMPLOYER
                                                             IDENTIFICATION NO.)


               877 W. MAIN STREET, SUITE 600, BOISE, IDAHO 83702
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (208) 345-0660





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ITEM 5.   OTHER EVENTS.

The News Release dated March 22, 1996 of Sunshine Mining and Refining Company is being filed with the Commission herewith as an exhibit to this Form 8-K pursuant to Rule 135c(d). The News Release relates to the closing of the offering of $30,000,000 8% Senior Exchangeable Notes due 2000 (the "Notes") by Sunshine Precious Metals, Inc. The Notes will be guaranteed by and exchangeable into shares of Common Stock of Sunshine Mining and Refining Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

99.1 News Release dated March 22, 1996 of Sunshine Mining and Refining Company relating to the closing of the offering of $30,000,000 8% Senior Exchangeable Notes due 2000.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       SUNSHINE MINING AND REFINING COMPANY


April 1, 1996                          By:  /s/  JOHN S. SIMKO
                                           --------------------------------
                                           John S. Simko
                                           President and Chief Executive Officer





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                               INDEX TO EXHIBITS


Exhibit            Description                                             Page
- -------            -----------                                             ----

99.1               News Release dated March 22, 1996 of Sunshine
                   Mining and Refining Company relating to
                   the closing of the offering of $30,000,000 8% Senior Exchangeable Notes due 2000.





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